Exhibit 4.22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Deed of Amendment

HSBC Facility Agreement

Date	21 December 2012

Parties

Sims Metal Management Limited

ABN 69 114 838 630 of ‘Sir Joseph Banks Corporate Park’, Suite 3, Level 2, 32 Lord Street Botany NSW 2019 Australia (Sims)

and each other entity listed in Schedule 1 as a borrower and in Schedule 2 as a guarantor (each a Transaction Party and together the Transaction Parties)

HSBC Bank Australia Limited ABN 48 006 434 162 of Level 31, 580 George Street Sydney New South Wales 2000, Australia

HSBC Bank plc of City Corporate Banking Centre, 60 Queen Victoria Street, London, EC4N 4TR United Kingdom

HSBC Bank USA, National Association of 452 Fifth Avenue, New York, New York 10018 USA

The Hongkong and Shanghai Banking Corporation Limited ABN 65 117 925 970 of Level 10, 1 Queens Road, Central Hong Kong

(each of the foregoing banks and financial institutions together, the Lenders)

Recitals

A	Under the Facility Agreement, the Lenders have granted certain facilities to the Borrowers.

B	At the request of Sims, the parties to the Facility Agreement have agreed to amend the Facility Agreement and extend the Termination Date as set out in this Deed.

Operative provisions

1.	Definitions and Interpretation

1.1	The following definitions apply in this Deed:

Borrower has the meaning given to it in the Facility Agreement.

[*] Confidential Treatment Requested

Common Terms Deed means the “Common Terms Deed” of that title dated 23 June 2011, as amended, between, amongst others, Sims, each party listed in Part 1 of Schedule 1 of that deed as Original Borrowers, each party listed in Part 2 of Schedule 1 of that deed as Original Guarantors and the Lenders.

Facility Agreement means the “Multi Option Facility Agreement” of that title dated 3 December 2003, as amended and restated on 6 December 2005, 26 June 2008, 2 November 2009, 12 May 2010, 7 October 2010 and most recently on 23 June 2011 between, amongst others, Sims and the Lenders.

Transaction Documents has the meaning given to it in the Facility Agreement.

1.2	Capitalised terms used in this Deed have the same meaning as in the Facility Agreement (as amended by this Deed) or the Common Terms Deed, unless otherwise defined in this Deed.

1.3	Clause 1.3 of the Common Terms Deed applies to this Deed as if set out in full in this Deed and all references to this deed were references to this Deed.

2.	Amendment

2.1	The parties to this Deed agree that the Facility Agreement is amended, with effect from the date of this Deed, as follows:

Paragraphs (a), (b) and (c) of clause 9 of the Facility Agreement are deleted and replaced with the following:

(a)	Sims may, by notice in writing to the Lenders at least 20 Business Days prior to the then current Termination Date (Current Termination Date) or such other period as the Lenders may agree (in their sole and absolute discretion), request an extension of the Termination Date by a further 12 months or such other period as Sims may require (Requested Period).

(b)	Following receipt of a request from Sims under clause 9(a), the Lenders shall, prior to the Current Termination Date, notify Sims if they agree (in their sole and absolute discretion) to an extension of the Termination Date by the Requested Period.

(c)	If the Lenders agree to an extension of the Termination Date under clause 9(b):

(i)	the Termination Date in any fee letter will be deemed on and from the Current Termination Date to be extended by the Requested Period; and

(ii)	[*].

3.	Extension of Termination Date [*]

3.1	The parties to this Deed agree that, with effect from the date of this Deed, the Termination Date is 30 October 2015.

3.2	[*]

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3.3	For the avoidance of doubt, the Lenders acknowledge and agree that:

(a)	in respect of the extension of the Termination Date from 23 June 2014 to 23 June 2015 (the 12 Month Extension) effected under the fee letter dated 22 June 2012 between Sims and the Lenders [*]

(b)	[*]

4.	References to Facility Agreement

4.1	Every reference in the Transaction Documents to the Facility Agreement is to be construed as a reference to the Facility Agreement as amended by this Deed. Any reference to this Agreement, in this Agreement, of this Agreement or words to the same effect in the Facility Agreement will be construed as a reference to the Facility Agreement as amended by this Deed.

5.	Confirmation

5.1	Subject to the provisions of this Deed, the Facility Agreement is confirmed and remains in full force and effect. This Deed and the Facility Agreement will be read and construed as one document.

6.	Acknowledgement and agreement

6.1	Each Transaction Party acknowledges and agrees that:

(a)	each Guarantee provided by it to a Lender continues in full force and effect to guarantee and secure the payment of the Outstanding Moneys due to that Lender as that obligation has been extended by the Deed;

(b)	its respective liabilities and obligations under the Facility Agreement and the Common Terms Deed are not released, reduced or diminished by the extension of the Termination Date under the Facility Agreement to 30 October 2015;

(c)	nothing in this Deed prejudices or otherwise adversely affects any power of a Lender or any obligation or liability of any Transaction Party to the Lenders, with respect to anything done or effected or otherwise arising before the date of this Deed; and

(d)	the Lenders are relying on this Deed in continuing to provide financial accommodation to the Borrowers and in agreeing to the extension of the Termination Date under the Facility Agreement.

7.	General Provisions

7.1	This Deed is a Transaction Document in respect of the Lenders for the purposes of the Facility Agreement and a “Transaction Document” (as defined in the Common Terms Deed) in respect of the Lenders for the purposes of the definition of “Transaction Document” in clause 1.2 of the Common Terms Deed.

7.2	This Deed is governed by the laws of New South Wales. Each Transaction Party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

7.3	This Deed may be executed and delivered in counterparts (including by facsimile, telecopy or other electronic imaging means of transmission), each of which will be deemed an original. All counterparts, taken together, constitute one instrument.

7.4	Each of the attorneys executing this Deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

[*] Confidential Treatment Requested

Schedule 1

Borrowers

Company Name	Registered Number	Registered Office	Place of Incorporation
Australian Borrowers
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	ACT, Australia
Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia
Australian Trade Borrowers
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	ACT, Australia
Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia
UK Borrowers
Sims Group UK Holdings Limited	2904307	Long Marston Stratford-Upon-Avon Warwickshire CV37 8AQ United Kingdom	United Kingdom
Sims Group UK Limited	3242331	Long Marston Stratford-Upon-Avon Warwickshire CV37 8AQ United Kingdom	United Kingdom
Mirec BV	17073024	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	Rm 5501-03, 55th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Sims F E Mottram Limited	7732913	Oakes Green, Stevenson Road, Sheffield, South Yorkshire, S9 3WS United Kingdom	United Kingdom
Sims Recycling Solutions NV	0566198430	Europark Noord 32, 9100 Sint-Niklaas, Belgium	Belgium
US Trade Borrower
Sims Group Global Trade Corporation	4301720	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
US Borrowers
Sims Group USA Corporation	2142439	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Metal Dynamics Detroit LLC	4333336	c/o Corporation Service Company, 2711 Centerville Road, Suite 400 Wilmington, DE 19808 USA	Delaware, USA
SMM South Corporation (formerly known as Metal Management Alabama, Inc.)	2862098	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Metal Management Arizona, L.L.C.	L-0770756-4	c/o Corporation Service Company, 2338 W. Royal Palm Road, Suite J Phoenix, AZ 85016 USA	Arizona, USA
SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	2891658	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Metal Management Memphis, L.L.C.	290657	c/o Corporation Service Company, 2908 Poston Avenue, Nashville, TN 37203 USA	Tennessee, USA

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Company Name	Registered Number	Registered Office	Place of Incorporation
Metal Management Midwest, Inc.	45013235	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
Metal Management Northeast, Inc.	6385301000	c/o Corporation Service Company, 830 Bear Tavern Road, West Trenton, NJ 08628 USA	New Jersey, USA
Metal Management Ohio, Inc.	311795	c/o CSC-Lawyers Incorporating Service (Corporation Service Company), 50 W. Broad St, Suite 1800, Columbus, OH 43215 USA	Ohio, USA
Metal Management, Inc.	2092869	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Proler Southwest Corporation (formerly known as Proler Southwest LP)	801527602	c/o CSC-Lawyers Incorporating Service Company (Corporation Service Company), 211 East 7th Street, Suite 620, Austin, TX 78701 USA	Texas, USA
Sims Recycling Solutions Holdings Inc. (formerly known as Sims Recycling Solutions, Inc.)	58166146	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
Sims Recycling Solutions, Inc. (formerly known as United Refining & Smelting Co)	33803630	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
SMM Southeast LLC	5032857	c/o Corporation Service Company, 2711 Centerville , Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Sims Metal Management USA GP	4552382	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Sims Group Recycling Solutions Canada Ltd.	BC0782662	1200-999 West Hastings Street, Vancouver, British Columbia V6C 2W2, Canada	Canada
HK Trade Borrower
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	Rm 5501-03, 55th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
German Borrowers
Sims Group German Holdings GmbH	HRB 5861, Amtsgericht Hamm	Rathenaustrasse 10, 59192 Bergkamen, Germany	Germany
Sims M+R GmbH	HRB 5094, Amtsgericht Hamm	Rathenaustrasse 10, 59192 Bergkamen, Germany	Germany

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Schedule 2

Guarantors

Company Name	Registered Number	Registered Office	Place of Incorporation
Australia
Simsmetal Properties QLD Pty Limited (formerly known as Sims Energy Pty Limited)	ABN 42 009 667 752	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	QLD, Australia
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	ACT, Australia
Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia
Sims Industrial Pty Limited	ABN 95 000 090 479	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	NSW, Australia
Simsmetal Properties NSW Pty Limited (formerly known as Sims Manufacturing Pty Limited)	ABN 13 004 332 870	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia
Simsmetal Holdings Pty. Ltd.	ABN 97 000 021 563	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	NSW, Australia
Simsmetal Services Pty. Limited	ABN 76 000 166 987	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	NSW, Australia
Sims Aluminium Pty Limited	ABN 93 004 370 905	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Sims Group Holdings 1 Pty Ltd	ABN 93 131 170 735	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia
Sims Group Holdings 2 Pty Ltd	ABN 14 131 170 780	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019 Australia	VIC, Australia
United Kingdom
Sims Group UK Holdings Limited	2904307	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ United Kingdom	United Kingdom
Sims Group UK Limited	3242331	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ United Kingdom	United Kingdom
Sims F E Mottram Limited	7732913	Oakes Green, Stevenson Road, Sheffield, South Yorkshire, S9 3WS United Kingdom	United Kingdom
The Netherlands
Mirec BV	17073024	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands
New Zealand
Simsmetal Industries Limited	3597	James Fletcher Drive Otahuhu, Auckland, New Zealand	New Zealand
Sweden
Sims Recycling Solutions AB	556606-4381	Karosserigatan 6 641 51 Katrineholm Sweden	Sweden
Germany
Sims Group German Holdings GmbH	HRB 5861, Amtsgericht Hamm	Rathenaustrasse 10, 59192 Bergkamen, Germany	Germany

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Sims M+R GmbH	HRB 5094, Amtsgericht Hamm	Rathenaustrasse 10, 59192 Bergkamen, Germany	Germany
Belgium
Sims Recycling Solutions NV	0566198430	Europark Noord 32, 9100 Sint-Niklaas, Belgium	Belgium
Hong Kong
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	Rm 5501-03, 55th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
Sims Metal Management China Holdings Limited	1587052	Rm 5501-03, 55th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
Sims Metal Management Dragon Holdings Limited	1697245	Rm 5501-03, 55th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
Canada
Sims Group Recycling Solutions Canada Ltd.	BC0782662	1200-999 West Hastings Street, Vancouver, British Columbia V6C 2W2, Canada	Canada
Sims Group Canada Holdings Limited	CO736336	Suite 2300, Bentall 5, 550 Burrard Street, Box 30, Vancouver, British Columbia V6C 2B5, Canada	Canada
United States of America
Sims Group USA Corporation	2142439	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
CIM Trucking, Inc.	58465763	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive Springfield, IL 62703 USA	Illinois, USA
Metal Dynamics Detroit LLC	4333336	c/o Corporation Service Company, 2711 Centerville Road, Suite 400 Wilmington, DE 19808 USA	Delaware, USA

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
SMM Gulf Coast LLC (formerly known as TH Properties LLC)	4333340	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
SMM South Corporation (formerly known as Metal Management Alabama, Inc.)	2862098	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Metal Management Arizona, L.L.C.	L-0770756-4	c/o Corporation Service Company, 2338 W. Royal Palm Road, Suite J Phoenix, AZ 85016 USA	Arizona, USA
SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	2891658	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Metal Management Indiana, Inc.	52338824	c/o Prentice Hall Corporation, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
Metal Management Memphis, L.L.C.	290657	c/o Corporation Service Company, 2908 Poston Avenue, Nashville, TN 37203 USA	Tennessee, USA
Metal Management Midwest, Inc.	45013235	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
Metal Management Northeast, Inc.	6385301000	c/o Corporation Service Company, 830 Bear Tavern Road, West Trenton, NJ 08628	New Jersey, USA

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Metal Management Ohio, Inc.	311795	c/o CSC-Lawyers Incorporating Service (Corporation Service Company), 50 W. Broad St, Suite 1800, Columbus, OH 43215 USA	Ohio, USA
Metal Management Pittsburgh, Inc.	2916254	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
SMM – North America Trade Corporation	2183485	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Metal Management, Inc.	2092869	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Naporano Iron & Metal, Inc.	3112018	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
New York Recycling Ventures, Inc.	4261166	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Proler Southwest Corporation (formerly known as Proler Southwest LP)	801527602	c/o CSC-Lawyers Incorporating Service Company (Corporation Service Company), 211 East 7th Street, Suite 620, Austin, TX 78701 USA	Texas, USA
Reserve Iron & Metal Limited Partnership	2242022	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Schiabo Larovo Corporation	4301722	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Sims Group Global Trade Corporation	4301720	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Sims Group USA Holdings Corporation	4041048	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Sims Municipal Recycling of New York LLC	4468240	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Sims Recycling Solutions Holdings Inc. (formerly known as Sims Recycling Solutions, Inc.)	58166146	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
Simsmetal East LLC	4304667	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Simsmetal West LLC	4304664	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Sims Recycling Solutions, Inc. (formerly known as United Refining & Smelting Co)	33803630	c/o Illinois Corporation Service Company, 801 Adlai Stevenson Drive, Springfield, IL 62703 USA	Illinois, USA
Port Albany Ventures LLC	3875096	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Metal Management Aerospace, Inc.	2814185	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
Sims Metal Management USA GP	4552382	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA
SMM Southeast LLC	5032857	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA	Delaware, USA

[*] Confidential Treatment Requested

Executed as a deed.

Sims

Executed by

Sims Metal Management Limited

for itself and as attorney for each

other Transaction Party pursuant

to clause 15.2 of the

Common Terms Deed

in accordance with section 127(1) of the

Corporations Act 2001 (Cth)

by a director and secretary/director:

sign here ▶	/s/ Frank Moratti
Company Secretary/~~Director~~

print name	Frank Moratti

sign here ▶	/s/Daniel W. Dienst
Director

print name	Daniel W. Dienst

[*] Confidential Treatment Requested

Lender

Signed sealed and delivered for HSBC Bank Australia Limited by its attorney

sign here ▶	/s/ Robert Agati
Attorney

print name	Robert Agati

in the presence of

sign here ▶	/s/Sangeeta Lopes
Witness

print name	Sangeeta Lopes

[*] Confidential Treatment Requested

Lender

Signed sealed and delivered for HSBC Bank plc by its attorney

sign here ▶	/s/ Martin Briddon
Attorney

print name	Martin Briddon

in the presence of

sign here ▶	/s/ Adam Spicer
Witness

print name	Adam Spicer

[*] Confidential Treatment Requested

Lender

Signed sealed and delivered for HSBC Bank USA, National Association by its authorised signatory

sign here ▶	/s/ Randolph Cates
Authorised signatory

print name	Randolph Cates

in the presence of

sign here ▶	/s/ Charlotte Scythes
Witness

print name	Charlotte Scythes

[*] Confidential Treatment Requested

Lender

Signed sealed and delivered for The Hongkong and Shanghai Banking Corporation Limited by its attorney

sign here ▶	/s/ Aby Wat Nga Yi
Attorney

print name	Aby Wat Nga Yi

in the presence of

sign here ▶	/s/Lee Sai Chau
Witness

print name	Lee Sai Chau

[*] Confidential Treatment Requested